SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2019, 100,000 options were awarded to one officer pursuant to the Company's Share Option Scheme. The options vest over a three year period and have a five year term. The initial exercise price was $11.50 per share and the first options will be exercisable from January 2020.

On February 26, 2019, the Board of Ship Finance declared a dividend of $0.35 per share which will be paid in cash on or around March 29, 2019.

In March 2019, 2,461 new common shares were issued to satisfy employee options being exercised.

In March 2019, 425,000 options were awarded to employees, officers and directors pursuant to the Company's Share Option Scheme. The options vest over a three year period and have a five year term. The initial exercise price was $12.35 per share and the first options will be exercisable from March 2020.